UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2015 (December 14, 2015)

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices) (Zip Code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 to the Current Report on Form 8-K of Homeaway, Inc. (the “Form 8-K”), as filed with the Securities and Exchange Commission on December 15, 2015, is to file Exhibit 101 to the Form 8-K, which provides certain items from our Form 8-K formatted in eXtensible Business Reporting Language (“XBRL”).

No other changes have been made to the Form 8-K other than the filing of the exhibit described above. This Amendment No. 1 does not reflect subsequent events occurring after the original date of the Form 8-K or modify or update in any way disclosures made in the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2015	HOMEAWAY, INC.

	By:	/s/ Lynn Atchison
Lynn Atchison
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.